Exhibit 10.9

Schedule of Omitted Documents

of CNL Healthcare Trust, Inc.

The following management agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.4 to this Form 8-K.

1.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Vinton IA Assisted Living Tenant, LLC

2.	Management Services Agreement dated August 31, 2012, by and between Provision Living, LLC and Nevada IA Assisted Living Tenant, LLC

The following lease agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.5 to this Form 8-K.

1.	Lease Agreement dated August 31, 2012, by and between Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC

2.	Lease Agreement dated August 31, 2012, by and between Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC

The following mortgage agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to Exhibit 10.7 to this Form 8-K.

1.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Vinton IA Assisted Living Owner, LLC and Vinton IA Assisted Living Tenant, LLC in favor of Keybank National Association

2.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated August 31, 2012, made by Nevada IA Assisted Living Owner, LLC and Nevada IA Assisted Living Tenant, LLC in favor of Keybank National Association